UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification No.)

14522 NE North Woodinville Way, Suite 202B Woodinville, Washington (Address of principal executive offices)		98072 (Zip Code)
Registrant's telephone number, including area code: 425-806-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2009, Eden Bioscience Corporation (the "Company") and Mellon Investor Services LLC ("Mellon") entered into an amendment (the "Amendment") to the Rights Agreement, dated June 1, 2007 (the "Rights Agreement"). A brief description of the Rights Agreement is contained in the Company's current report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2007.

The Amendment alters the definition of "Expiration Date" of the Company's preferred share purchase rights (the "Rights") from June 1, 2017 to June 29, 2009, which is the effective date of the Company's dissolution (the "Expiration Date"). The Amendment further provides that the Rights Agreement and the Rights will terminate in all respects on the Expiration Date. Accordingly, shareholders will no longer possess any of the rights granted pursuant to the Rights Agreement after the Expiration Date.

Pursuant to the plan of complete dissolution and liquidation of the Company (the "Plan of Dissolution"), from and after the effective date of the Company's dissolution, and subject to applicable law, the Company's common stock, par value $0.0025 per share (the "Common Stock"), will be treated as no longer outstanding and each holder of Common Stock will cease to have any rights with respect to the Common Stock, except the right to receive distributions pursuant to and in accordance with the Plan of Dissolution. In view of the cancellation of each outstanding share of Common Stock after the Expiration Date pursuant to the Plan of Dissolution, the Company determined to terminate the Rights Agreement to clarify that the Rights will no longer be outstanding after the Expiration Date.

The Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)          In connection with the previously announced shareholder approval of the voluntary dissolution and liquidation of the Company, on June 18, 2009, the Company notified The NASDAQ Stock Market ("NASDAQ") of its intent to voluntarily delist and deregister its Common Stock from The Nasdaq Capital Market.  On June 30, 2009, the Company will file with the Securities and Exchange Commission (the "SEC") and NASDAQ a Form 25 relating to the delisting and deregistration of the Stock.

The Company expects that trading in the Stock will be permanently suspended by NASDAQ effective at the open of trading on June 30, 2009, with official delisting of the Stock to be effective ten days thereafter, on July 10, 2009.

On June 18, 2009, the Company issued a press release announcing its intention to delist and deregister the Stock from The Nasdaq Capital Market. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On June 16, 2009, the Department of Revenue of the State of Washington issued to the Company a Revenue Clearance Certificate (the "Revenue Certificate").  On June 18, 2009, the Company filed the Revenue Certificate and Articles of Dissolution (the "Articles") with the Secretary of State of the State of Washington in furtherance of the Plan of Dissolution previously approved by the Company's shareholders.

The Articles will become effective at 5:00 p.m., Pacific time, on June 29, 2009 (the "Effective Date") and provide for the dissolution of the Company under the Washington Business Corporation Act.

On the Effective Date, the Company will be dissolved for purposes of Washington law and will close its stock transfer books and discontinue recording transfers of shares of Common Stock. After the Effective Date, certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. From and after the Effective Date, and subject to applicable law, the Common Stock will be treated as no longer outstanding and each holder of Common Stock will cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan of Dissolution. The Company has notified The Depository Trust Company of the closing of its stock transfer books on the Effective Date.

Future liquidating distributions, if any, will be made only to shareholders of record at the Effective Date. As previously disclosed, the Company presently expects to make an initial liquidating distribution to shareholders of up to $1.00 per share, if any, within 45 days after the Effective Date. The Company does not intend to make any further distributions until after it sells its non-cash assets, consisting primarily of its home and garden business, settle claims with known creditors and establish reserves or otherwise make reasonable provision for the prosecution, defense, settlement or other resolution of claims and suits and the satisfaction of liabilities, which activities the Company does not currently expect to complete until at least six months after the Effective Date. However, the Company is unable to predict the precise nature, amount or timing of any liquidating distributions, due primarily to its inability to predict the amount of the Company’s remaining liabilities, the amount that it will expend during the course of the liquidation, the timing of any sales of its non-cash assets, the net proceeds from such sales, and the net value, if any, of the Company’s remaining non-cash assets. To the extent that the amount of the Company's liabilities or the amounts that the Company expends during the liquidation are greater than the Company anticipates, shareholders may receive substantially less than we presently anticipate, or may not receive any distributions. The Company's board of directors has not established a firm timetable for final distributions to shareholders. Subject to contingencies inherent in winding up the Company's business and affairs, the Company's board of directors intends to authorize any distributions as promptly as reasonably practicable in the best interests of the Company and its shareholders. The Company's board of directors, in its discretion, will determine the nature, amount and timing of all distributions.

As a condition to receipt of any distribution to shareholders, the Company currently intends to require shareholders to surrender to the Company their certificates evidencing their shares of Common Stock or furnish the Company with evidence satisfactory to the Company's board of directors of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the board of directors.

As soon as reasonably practicable after the Effective Date, the Company intends to terminate the registration of its Common Stock and Rights under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by filing a Form 15 with the Securities and Exchange Commission (the "SEC"). Thereafter, the Company will no longer be required to file reports with the SEC pursuant to the Exchange Act. The Company may continue to disclose future material events regarding the liquidation by filing current reports on Form 8-K with the SEC.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of these terms or other terminology.

Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements.  The Company’s actual results may differ materially from those expressed or implied by these forward-looking statements based on a number of factors, including the Company's ability to sell its assets in a timely manner or at all pursuant to the Plan, the Company's ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, and the other risks and uncertainties described in Eden Bioscience’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and the Company's other reports filed with the SEC. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this Form 8-K.  Except as required by law, the Company undertakes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Amendment No. 1 to Rights Agreement, dated June 18, 2009, between Eden Bioscience Corporation and Mellon Investor Services LLC.
99.1	Press Release of Eden Bioscience Corporation, dated June 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION

Date: June 18, 2009	By: __/s/ Nathaniel T. Brown__________________
Nathaniel T. Brown
Chief Executive Officer, Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Rights Agreement, dated June 18, 2009, between Eden Bioscience Corporation and Mellon Investor Services LLC.
99.1	Press Release of Eden Bioscience Corporation, dated June 18, 2009.